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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2004
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                          001-04129                   75-0675400
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(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                      75038-1003
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(Address of principle executive offices)                      (Zip code)


Registrant's telephone number, including area code:           (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     On August 5, 2004, Zale Corporation issued a press release reporting its sales results for the fourth quarter and fiscal year ended July 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information set forth under this Item 12 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX

99.1            Press Release of Zale Corporation issued August 5, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




        ZALE  CORPORATION
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        Registrant


Date:   August 5, 2004                             By: /s/ Cynthia T. Gordon
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                                                   Cynthia T. Gordon
                                                   Senior Vice President,
                                                   Controller
                                                   (principle accounting officer
                                                   of the registrant)




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